UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 11, 2008 (July 9, 2008)
NATIONAL CITY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10074	34-1111088

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484

(Address of Principal Executive Offices)	(Zip Code)
(216) 222-2000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 9, 2008, National City Corporation announced the retirement of Vice Chairman and Chief Financial Officer Jeffrey D. Kelly. In connection with Mr. Kelly’s retirement, National City entered into a Release Agreement (“Agreement”) with Mr. Kelly (“Executive”), and the material terms of the Agreement are as follows:
•	Executive’s last day of active employment will be September 30, 2008

•	Following Executive’s last day, National City will pay Executive semi-monthly salary continuation payments of $30,208.33 through December 31, 2008, and commending January 1, 2009, National City will pay Executive bi-weekly salary continuation payments of $27,884.62 through September 10, 2010 and a final payment of $41,826.74 on September 24, 2010

•	National City will pay Executive a lump-sum payment of $1,087,500 on April 10, 2009

•	Executive’s rights under the Deferred Compensation Plan and the Executive Savings Plan survive the Agreement, and Executive will be deemed to be an active employee under both plans through the salary continuation period

•	Executive waives his rights to participate in or receive any awards under the Management Incentive Plan and waives his rights to participate in or receive any plan cycle awards under the Long-Term Cash and Equity Incentive Plan

•	Executive will be deemed to have an early retirement under the Supplemental Executive Retirement Plan

•	Executive’s stock option agreements will survive the Agreement, and Executive’s separation will be deemed a “negotiated termination” for any stock award agreements where that term is used, and Executive’s restricted stock and restricted stock unit agreements will survive the Agreement, and Executive will be deemed an employee through the salary continuation period

•	The Agreement terminates the severance agreement with Executive

•	Executive will release and waive all rights and claims against National City arising out of his employment and the termination of his employment and agrees to certain business protection stipulations in favor of National City
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired: Not applicable
(b) Pro Forma Financial Information: Not applicable
(c) Shell Company Transactions: Not applicable
(d) Exhibits: Exhibit 10 — Release Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National City Corporation (Registrant)
Dated: July 11, 2008	By /s/ Carlton E. Langer
Carlton E. Langer, Vice President
and Assistant Secretary

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